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                                                                   EXHIBIT 10.13

                              Nestle Holdings, Inc.
                               800 N. Brand Blvd.
                               Glendale, CA 91203

                                February 19, 2002

Dreyer's Grand Ice Cream, Inc.
5929 College Avenue
Oakland, CA 94618

General Electric Capital Corporation
260 Long Ridge Road
Stamford, Connecticut 06927
Attn:  John Flannery

General Electric Pension Trust
GE Investment Private Placement Partners I
c/o GE Asset Management Incorporated
GE Investments
3003 Summer Street
P.O. Box 7900
Stamford Square
Stamford, Connecticut 06904-7900
Attn:  Michael Pastore, Esq.


Dear Sirs:

        We are writing in regard to the letter agreement, dated as of January 28, 2002 (the "Letter Agreement"), by and among General Electric Pension Trust ("GEPT"), GE Investment Private Placement Partners I ("GEIPPP"), and General Electric Capital Corporation ("GECC and, together with GEPT and GEIPP, the "GE Entities"), on the one hand, and Dreyer's Grand Ice Cream, Inc. (the "Company"), on the other hand. The Letter Agreement states that "[t]he Securities Purchase Agreement among the Company the GE Entities . . . and all related agreements between the Company, on the one hand, and any of the GE Entities, on the other hand, are hereby terminated." It is our understanding that, with respect to the Registration Rights Agreement between the GE Entities and the Company, dated as of June 30, 1993, as amended (the "Registration Rights Agreement"), (a) the Letter Agreement is the agreement of the GE Entities to surrender certain rights of the GE Entities thereunder (subject to the terms of such Letter Agreement), as between the GE Entities and the Company only, but does not purport to terminate or amend the Registration Rights Agreement itself in any respect, and
(b) the rights of Nestle Holdings, Inc. thereunder, as holder of 3,400,000 Registrable Securities (as defined therein), as well as the rights of any subsequent holders of such Registrable Securities thereunder, remain unchanged and in full force and effect. Please confirm your agreement with the foregoing by signing in the space provided below and returning the signed letter to me.

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                                             NESTLE HOLDINGS, INC.,
                                             a Delaware corporation

                                             By: /s/ Kristin Adrian
                                                 -------------------------------
                                                 Name:  Kristin Adrian
                                                 Title: Senior Vice President,
                                                        General Counsel and
                                                        Secretary

ACKNOWLEDGED AND AGREED:

DREYER'S GRAND ICE CREAM, INC.,
a Delaware corporation

By: /s/ Mark LeHocky
    ------------------------------------
    Name:  Mark LeHocky
    Title: General Counsel

GENERAL ELECTRIC CAPITAL CORPORATION,
a New York corporation

By: /s/ John L. Flannery
    ------------------------------------
     Name:  John L. Flannery
     Title: Vice President

GENERAL ELECTRIC PENSION TRUST,
a New York common law trust,

By: GE ASSET MANAGEMENT INCORPORATED,
    a Delaware corporation,
    its investment manager

    By: /s/ Michael M. Pastore
        --------------------------------
        Name:  Michael M. Pastore
        Title: Vice President

GE INVESTMENT PRIVATE PLACEMENT PARTNERS I, a Delaware limited partnership,

By: GE ASSET MANAGEMENT INCORPORATED,
    a Delaware corporation,
    its general partner

    By: /s/ Michael M. Pastore
        --------------------------------
        Name:  Michael M. Pastore
        Title: Vice President